Exhibit 10.1

Execution Version

AMENDMENT NO. 2

Dated as of May 12, 2025

to

CREDIT AGREEMENT

Dated as of November 22, 2022

THIS AMENDMENT NO. 2 (this “Amendment”) is made as of May 12, 2025 by and among Akamai Technologies, Inc. (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of November 22, 2022 by and among the Company, the Foreign Subsidiary Borrowers party thereto, the Lenders party thereto and the Administrative Agent (as amended by that certain Amendment No. 1, dated as of April 17, 2025 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that each of the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Company has appointed (i) each of JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc., BofA Securities, Inc., Citibank, N.A., HSBC Securities (USA) Inc. and TD Securities (USA) LLC as Joint Lead Arrangers and (ii) JPMorgan Chase Bank, N.A. as the Sole Bookrunner, in each case for this Amendment and the transactions contemplated hereby;

WHEREAS, the Company, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to insert the following definition therein in the appropriate alphabetical order:

“Amendment No. 2 Effective Date” means May 12, 2025.

(b) The definition of “Aggregate Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended to amend and restate the final sentence thereof as follows: “As of the Amendment No. 2 Effective Date, the Aggregate Commitment is $1,000,000,000.”.

(c) The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended to replace the reference to “November 22, 2027” appearing therein with a reference to “November 22, 2028”.

(d) Section 2.20 of the Credit Agreement is hereby amended to replace the reference to “$500,000,000” appearing therein with a reference to “$0”.

(e) Section 2.24(a) of the Credit Agreement is hereby amended to replace the reference to “no more than two (2) times” appearing therein with a reference to “no more than one (1) time”.

(f) Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety as set forth in Annex A hereto.

2. Conditions of Effectiveness. The effectiveness of this Amendment (the date of such effectiveness, the “Amendment No. 2 Effective Date”) is subject to the conditions precedent that:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, each of the Lenders and the Administrative Agent;

(b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 2 Effective Date) of Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Company, covering such matters relating to the Company, the Loan Documents, this Amendment, the Credit Agreement as amended by this Amendment or the Transactions as the Administrative Agent shall reasonably request (and the Company hereby requests such counsel to deliver such opinion);

(c) The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Company certifying (i) that there have been no changes in the Certificate of Incorporation or other charter document of the Company, as attached thereto and as certified as of a recent date by the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization, since the date of the certification thereof by such governmental entity, (ii) the By-Laws or other applicable organizational document, as attached thereto, of the Company as in effect on the date of such certification, (iii) resolutions of the Board of Directors or other governing body of the Company authorizing the execution, delivery and performance of the Amendment and the Credit Agreement as amended by this Amendment and (iv) the names and true signatures of the incumbent officers of the Company authorized to sign the Amendment and the other Loan Documents, and authorized to request a Borrowing or the issuance of a Letter of Credit under the Credit Agreement as amended by this Amendment;

(d) The Administrative Agent shall have received a certificate of good standing (or analogous documentation if applicable) for the Company from the Secretary of State (or analogous governmental entity) of its jurisdiction of organization;

(e) The Administrative Agent shall have received a certificate, dated the Amendment No. 2 Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, certifying (i) that the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of such earlier date and (ii) that no Default or Event of Default has occurred and is continuing as of such date; and

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(f) The Administrative Agent shall have received (i) for the account of each Lender that delivers its executed signature page to this Amendment by no later than 1:00 p.m. (New York City time) on May 12, 2025, an upfront fee in an amount equal to the applicable amount previously disclosed to the Lenders and (ii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and reasonable and documented out-of-pocket fees and expenses (including reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent) in connection with this Amendment, in each case to the extent invoiced and to the extent required to be paid or reimbursed by the Company pursuant to Section 9.03 of the Credit Agreement or otherwise agreed to in writing by the Company.

3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) This Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and immediately after giving effect to this Amendment, (i) no Event of Default or Default has occurred and is continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect is true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect are true and correct in all respects) as of such earlier date.

4. Reallocation. On the Amendment No. 2 Effective Date, the Administrative Agent shall make such reallocations of each Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement solely as are necessary in order that the Revolving Credit Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as amended hereby.

5. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment is a Loan Document under (and as defined in) the Credit Agreement.

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6. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

AKAMAI TECHNOLOGIES, INC., as the Company

By:	/s/ David Neshat
Name:	David Neshat
Title:	Vice President, Treasury

Signature Page to Amendment No. 2 to

Credit Agreement dated as of November 22, 2022

Akamai Technologies, Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By:	/s/ Ryan Zimmerman
Name:	Ryan Zimmerman
Title:	Executive Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of November 22, 2022

Akamai Technologies, Inc.

CITIBANK, N.A., as a Lender

By:	/s/ Daniel Boselli
Name:	Daniel Boselli
Title:	Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of November 22, 2022

Akamai Technologies, Inc.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Folarin B. Ogunsemowo
Name:	Folarin B. Ogunsemowo
Title:	Sr. Associate – Credit Officer

Signature Page to Amendment No. 2 to

Credit Agreement dated as of November 22, 2022

Akamai Technologies, Inc.

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to

Credit Agreement dated as of November 22, 2022

Akamai Technologies, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew Everett
Name:	Andrew Everett
Title:	Senior Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of November 22, 2022

Akamai Technologies, Inc.

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Timothy Brogan
Name:	Timothy Brogan
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to

Credit Agreement dated as of November 22, 2022

Akamai Technologies, Inc.

ANNEX A

SCHEDULE 2.01

COMMITMENTS

LENDER	COMMITMENT
JPMORGAN CHASE BANK, N.A.	$250,000,000
CITIBANK, N.A.	$210,000,000
BANK OF AMERICA, N.A.	$190,000,000
MORGAN STANLEY BANK, N.A.	$190,000,000
HSBC BANK USA, NATIONAL ASSOCIATION	$80,000,000
THE TORONTO-DOMINION BANK, NEW YORK BRANCH	$80,000,000
AGGREGATE COMMITMENT	$1,000,000,000